COMMON SHARES		COMMON SHARES

PAR VALUE $.001		PAR VALUE $.001

Certificate Number ZQ 000447	VISTAPRINT LIMITED AN EXEMPTED BERMUDA COMPANY 500,000,000 AUTHORIZED SHARES $.001 PAR VALUE	Shares

THIS CERTIFIES THAT		CUSIP G93762 20 4 SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES OF

VistaPrint Limited (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the common shares represented hereby, are issued and shall be held subject to all of the provisions of the Memorandum of Association, as amended, and the Bye-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent and Registrar), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>
President	COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST CO., INC.
(DENVER)
TRANSFER AGENT AND REGISTRAR,
By
Secretary	AUTHORIZED SIGNATURE

VISTAPRINT LIMITED

The Company has more than one class of shares authorized to be issued.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	Custodian
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	Custodian (until age )
(Cust) (Minor)
under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                                                                                                                                                          Common

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                           Attorney

to transfer the said common shares on the books of the within-named Company with full power of substitution in the premises.

Dated: 20	Signature:

Signature(s) Guaranteed:	Signature:
BY:		Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.